                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               STERIS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

        ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

        ------------------------------------------------------------------------

                               STERIS CORPORATION
                     5960 Heisley Road  Mentor, Ohio 44060

TO OUR SHAREHOLDERS:

     The 1997 Annual Meeting of Shareholders of STERIS Corporation will be held at 9:00 a.m., Eastern Daylight-Saving Time, on Thursday, July 24, 1997, at the Company's headquarters at 5960 Heisley Road, Mentor, Ohio. At the Annual Meeting, shareholders will be asked to elect three directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the 1999 Annual Meeting and to approve a new stock option plan. Management will also report on fiscal year 1997 results. We urge you to attend the meeting and to vote both FOR the nominees for Director listed in the Proxy Statement and FOR the STERIS Corporation 1997 Stock Option Plan.

     The formal notice of the meeting and the Proxy Statement containing information relative to the meeting follow this letter. We urge you to read the Proxy Statement carefully.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING TO ASSURE YOUR SHARES WILL BE VOTED. If you do attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to revoke your Proxy and to vote in person if you prefer.

                                            Sincerely,

                                        /s/ Bill R. Sanford
                                            BILL R. SANFORD
                                            Chairman of the Board, President,
                                            and Chief Executive Officer

June 20, 1997

                               STERIS CORPORATION

                     5960 Heisley Road  Mentor, Ohio 44060

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 24, 1997

     The Annual Meeting of Shareholders of STERIS Corporation will be held at 9:00 a.m., Eastern Daylight-Saving Time, on Thursday, July 24, 1997, at the Company's headquarters at 5960 Heisley Road, Mentor, Ohio, for the following purposes:

        1. To elect three directors to serve until the 1999 Annual Meeting;

        2. To approve the STERIS Corporation 1997 Stock Option Plan;

        3. To receive the reports of officers; and

        4. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on June 13, 1997, as the record date for determining shareholders entitled to notice of the meeting and to vote.

     The Company's integrated Annual Report to Shareholders and Form 10-K for the year ended March 31, 1997, is being mailed to shareholders with the Proxy Statement. The Proxy Statement accompanies this Notice.

                                            By Order of the Board of Directors
                                         /s/ David C. Dvorak
                                            DAVID C. DVORAK
                                            Secretary

June 20, 1997

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               STERIS CORPORATION

                     5960 Heisley Road  Mentor, Ohio 44060

                                PROXY STATEMENT

                         ANNUAL MEETING, JULY 24, 1997

THE PROXY AND     This Proxy Statement is being mailed on or about June 20,
SOLICITATION      1997, to the shareholders of STERIS Corporation ("STERIS" or the "Company") of record as of the close of business on June
                  13, 1997 (the "Record Date"), in connection with the
solicitation by the Board of Directors of the enclosed form of Proxy for the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Daylight-Saving Time, on Thursday, July 24, 1997, at the Company's headquarters, 5960 Heisley Road, Mentor, Ohio. Pursuant to the Ohio General Corporation Law, a shareholder may revoke a writing appointing a Proxy either by giving notice to the Company in writing or in open meeting. The cost of soliciting the Proxies will be borne by the Company. STERIS has engaged a professional proxy solicitation firm, Georgeson & Company, Inc., to aid in the solicitation of Proxies, for whose services the Company will pay a fee of not more than $10,000.

VOTING            The Company has 33,931,069 Common Shares outstanding and
SECURITIES        entitled to vote at the Annual Meeting, each of which is
                  entitled to one vote. The Board of Directors has fixed the close of business on June 13, 1997, as the record date for determining the shareholders entitled to notice of the meeting and to vote. Under the Ohio General Corporation Law, the shares may be voted cumulatively in the election of directors if (a) notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than forty-eight hours before the time fixed for holding the meeting that the shareholder desires the voting in the election to be cumulative and (b) an announcement of the giving of the notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving the notice. If voting in the election of directors is cumulative, each shareholder will have the right to cumulate the shareholder's votes and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or the shareholder may distribute the shareholder's votes on the same principle among two or more nominees. In the event of cumulative voting, the persons named in the enclosed Proxy will vote the shares represented by valid Proxies on a cumulative basis for the election of the nominees listed on page 6, allocating the votes among the nominees in accordance with their best judgment.

     Common Shares represented by properly executed Proxies will be voted in accordance with specifications made thereon. If no specification is made, Proxies will be voted FOR the election of the nominees named herein and FOR the approval of the STERIS Corporation 1997 Stock Option Plan. Abstentions and broker non-votes, unless a broker's authority to vote on a particular matter is limited, are tabulated in determining the votes present at a meeting. Consequently, an abstention or a broker non-vote (assuming a broker has unlimited authority to vote on the matter) has the same effect as a vote against a director nominee or against approval of the STERIS Corporation 1997 Stock Option Plan, as each abstention or broker non-vote would be one less vote for a director nominee or for approval of the STERIS Corporation 1997 Stock Option Plan.

     Directors are elected and other actions are generally taken by a majority vote of those shareholders present or represented by Proxy at the Annual Meeting of Shareholders, provided that a quorum is present or represented at the meeting.

PURPOSES OF       The Annual Meeting has been called for the purposes of (1)
ANNUAL MEETING    electing directors of the class whose term of office expires in 1999, (2) approving the STERIS Corporation 1997 Stock
                  Option Plan, (3) receiving the reports of officers, and (4)
transacting such other business as may properly come before the meeting.

     The three persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares represented by valid Proxies. They have indicated that, unless otherwise specified in the Proxy, they intend to vote to elect as directors of Class I the three nominees listed on page 6 and to approve the STERIS Corporation 1997 Stock Option Plan which is summarized on pages 2 through 4.

ELECTION OF       STERIS has a classified board system with the Board of
DIRECTORS         Directors divided into two classes (Classes I and II), the members of which serve staggered two-year terms. The terms of the current Class I Directors expire at the 1997 Annual
Meeting. Russell L. Carson, who joined the Board of Directors as a Class I Director in May, 1996 in connection with the merger of AMSCO International, Inc. with a subsidiary of the Company, will not stand for re-election. Pursuant to authority contained in the Company's Code of Regulations, the Board of Directors has reset the number of directors in Class I to three. The nominees for election at the 1997 Annual Meeting for each of the three seats in Class I are all incumbent members of the Board of Directors who were elected by the shareholders at the 1995 Annual Meeting.

     The Board of Directors recommends a vote FOR the election of the three nominees listed on page 6.

     The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any nominee or nominees, the Proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

APPROVAL OF THE      On April 24, 1997, STERIS's Board of Directors adopted and
STERIS CORPORATION   recommended that the shareholders approve the STERIS
1997 STOCK OPTION    Corporation 1997 Stock Option Plan pursuant to which stock
PLAN                 options may be granted to key employees of STERIS and its
(THE                 subsidiaries and to directors of STERIS. The Option Plan
"OPTION PLAN")       does not amend or otherwise affect STERIS's existing
                     employee stock option and equity compensation plans or its existing directors equity compensation plan. As of April 24, 1997, there remained available for grant of future options (a) 211,225 Common Shares under the two existing plans providing for grants of options to employees and (b) 96,776 Common Shares under the existing plan providing for grants of options to directors.

     The Board of Directors is of the opinion that the ability to attract and retain outstanding executives and other key employees is critical to the success of STERIS. The Board believes that the continuing ability to grant stock options is important to the achievement of this objective and that the proposed Option Plan offers to key employees and directors a stronger identity of interest with STERIS and its shareholders.

     Attached as Exhibit A is a copy of the STERIS Corporation 1997 Stock Option Plan.

THE FOLLOWING IS A   Number of Shares Authorized.  The maximum number of Common
SUMMARY OF THE       Shares that may be issued under the Option Plan initially
STERIS CORPORATION   is equal to 1% of the total number of Common Shares
1997 STOCK OPTION    outstanding as of the Record Date and will be increased by
PLAN                 an additional 1% of the total number of Common Shares
                     outstanding as of the Record Date on January 1 of each year beginning in 1998 and continuing through 2001, with the effect that the maximum number of Common Shares authorized under the Option Plan will not exceed 5% of the total number of Common Shares outstanding as of the Record Date.

     Types of Options. The Option Plan provides for the grant of options (which may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, or nonqualified options) (collectively, "Options"). The number of Common Shares remaining available for grants of additional Options under the Option Plan at any particular time will be reduced, upon the granting of any Option, by the full number of Common Shares subject to that Option. If any Option for any reason expires or is terminated, in whole or in part, without the receipt by an employee or director of Common Shares (or the equivalent thereof in cash or other property), the Common Shares subject to that part of the Option that has so expired or terminated will again be available for the future grant of Options under the Option Plan.

     Participants. Grants of Options will be made by the Compensation Committee of the Board of Directors. Options may be granted to key employees of STERIS and its subsidiaries selected by the Compensation Committee, including officers named in the Summary Compensation Table, and to directors of STERIS.

     Option Terms. Options granted under the Option Plan will be subject to the following terms and conditions:

     Exercise Price of Options. The exercise price under an Option, whether an incentive stock option or a nonqualified option, will be not less than the fair market value of the Common Shares, as determined by the Compensation Committee, on the date of grant. The closing sales price of STERIS Common Shares as reported on the NASDAQ National Market System on May 30, 1997, was $36.375 per share.

     The exercise price may be paid in such form as the Compensation Committee determines may be accepted, including, without limitation, cash, securities, other property, including surrender of a part of an Option in connection with the exercise of that Option, any combination thereof, or delivery of irrevocable instructions to a broker to promptly deliver to STERIS the amount of sale or loan proceeds from the Common Shares subject to the Option to pay the exercise price. The Compensation Committee, in its sole discretion, may grant the right to transfer Common Shares acquired upon the exercise of a part of an Option in payment of the exercise price payable upon immediate exercise of a further part of the Option.

     Exercise and Term of Options. An Option may be exercised in one or more installments at the time or times provided in the option instrument. Generally, Options granted to employees will become exercisable with respect to one fourth of the Common Shares covered by the Option on each of the first four anniversaries of the date on which the Option was granted. Options granted under the Option Plan will expire at the time set forth in the grant, which can be no later than ten years after grant in the case of an incentive stock option and ten years and one month after grant in the case of a nonqualified option. In general, an Option may be exercised only while the optionee is either an employee or a director. An Option may be exercised during the three months following termination of an optionee's service for any reason other than disability, death, or termination with cause. If an optionee's service is terminated due to disability, an Option may be exercised during the one-year period following such termination of service. Upon the death of the holder of an Option during service or during the period following termination of service when such Option may be exercised, the optionee's executor or administrator or a permitted transferee of the Option may exercise the Option within a period of one year after the optionee's death.

     Transferability of Options. Unless otherwise determined by the Compensation Committee, no Option may be transferred other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (a "QDRO") as defined in Section 414(p)(1)(B) of the Internal Revenue Code. During an optionee's lifetime, only the optionee (or, in the case of incapacity of an optionee, the optionee's attorney in fact or legal guardian, or, in the case of an Option transferred pursuant to a QDRO, the optionee's assignee) may exercise any Option.

     Effect of Change of Control. Unless otherwise specified in the option instrument, Options outstanding on the date of a change of control will be accelerated so that all outstanding Options will become immediately exercisable in full.

     Amendment and Term of the Option Plan. The Board of Directors or a duly authorized committee thereof may amend the Option Plan, but no amendment may be made without shareholder approval if shareholder approval (a) is required by any applicable securities law or tax law or (b) is required by the rules of the registered national securities association through whose inter-dealer quotation system the Common Shares are quoted. Notwithstanding the foregoing, without shareholder approval, no amendment may increase the aggregate number of shares that may be issued under incentive stock options under the Option Plan.

     The Option Plan will become effective on the date on which it is approved by the shareholders of STERIS and will remain in effect thereafter through April 23, 2007, unless earlier terminated by action of the Board of Directors.

     Federal Income Tax Consequences of Options. The following is a brief general discussion of the anticipated income tax treatment of the grant and exercise of Options to optionees and to STERIS under current provisions of the Internal Revenue Code.

     Incentive Stock Options. The grant of an incentive stock option to an employee will have no immediate tax consequences to STERIS or the optionee. If the optionee has remained an employee of STERIS or a subsidiary from the date of grant until at least the day three months before the date of exercise (one year before the date of exercise in the case of an employee who is disabled), the optionee will recognize no taxable income and STERIS will not be entitled to any tax deduction at the time of exercise of an incentive stock option. However, the amount by which the fair market value of the acquired shares at the time of exercise exceeds the exercise price will be an adjustment to an optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If an optionee exercises an incentive stock option more than three months after terminating employment (one year in the case of an employee who is disabled), the exercise of the Option will be treated in the same manner as the exercise of a nonqualified option.

     If an optionee holds the shares received upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year from the date of exercise, gain or loss on a subsequent sale of the shares will be a long-term capital gain or loss. If an optionee disposes of shares acquired upon exercise of an incentive stock option before these holding periods are satisfied, the optionee generally will recognize compensation income equal to the lesser of (a) the excess of the fair market value of the stock on the exercise date over the exercise price or (b) the excess of the amount realized on disposition over the exercise price. The amount received in excess of the fair market value on the exercise date will be taxable as a short-term capital gain, and any loss will be treated as short-term capital loss. Upon any such premature disposition by an employee, STERIS will be entitled to a deduction in the amount of compensation income realized by the employee. For purposes of calculating the alternative minimum tax for the year of the disposition of a share acquired upon exercise of an incentive stock option, any adjustment to alternative minimum taxable income reported upon exercise of the incentive stock option will be included in the basis of the share.

     Nonqualified Options. The grant of a nonqualified option will have no immediate tax consequences to STERIS or the optionee. An optionee will recognize compensation income at the time of exercise of a nonqualified option in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the acquired shares. STERIS will be entitled to a deduction in the same taxable year and in the same amount as an optionee recognizes compensation income as a result of the exercise of a nonqualified option, provided that STERIS satisfies applicable withholding requirements.

     The favorable vote of the holders of a majority of the STERIS Common Shares present in person or by Proxy at the meeting is required to adopt the Option Plan.

     The Board of Directors recommends a vote FOR approval of the Option Plan.

     The Company has no knowledge of any other matters to be presented for vote to the shareholders at the Annual Meeting. In the event other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

OWNERSHIP OF      The following table sets forth information furnished to the
VOTING SECURITIES Company with respect to the beneficial ownership of the
                  Company's Common Shares by each executive, director and nominee, by the executive officers named below, and by all directors and executive officers as a group, each as of May 31, 1997.

                                                                 NUMBER OF SHARES      PERCENT
                               NAME                             BENEFICIALLY OWNED     OF CLASS
    ----------------------------------------------------------  ------------------     --------
    Bill R. Sanford(1)........................................         887,500            2.6%
    Raymond A. Lancaster(2)(3)................................          18,355              *
    Loyal W. Wilson(3)(4).....................................          36,523              *
    J.B. Richey(3)............................................          64,575              *
    Jerry E. Robertson(3).....................................          16,155              *
    Thomas J. Magulski (3)(5).................................          29,583              *
    Frank E. Samuel, Jr.(3)(5)................................          29,583              *
    Russell L. Carson(3)(6)...................................         154,521              *
    Michael A. Keresman, III(7)...............................         193,650              *
    J. Lloyd Breedlove(8)(9)..................................         202,439              *
    Paul A. Zamecnik(10)......................................          35,625              *
    David C. Dvorak(9)(11)....................................           6,328              *
    All directors and executive officers as a group (13
      persons)(12)............................................       1,674,912            4.8%

---------------
  *  Less than one percent.

 (1) Includes 701,000 Common Shares subject to options that are exercisable within 60 days.

 (2) Includes 2,200 Common Shares held by Mr. Lancaster as custodian for his minor children and 1,000 Common Shares as to which Mr. Lancaster's wife has sole voting power and sole dispositive power.

 (3) Includes 15,000 Common Shares (13,000 Common Shares for Mr. Lancaster and 6,000 Common Shares for Mr. Carson) subject to options that are exercisable within 60 days, which options were granted pursuant to the STERIS Corporation 1994 Nonemployee Directors Equity Compensation Plan (the "Directors Plan").

 (4) Includes 1,000 Common Shares as to which Mr. Wilson's wife has sole voting power and sole dispositive power.

 (5) Includes an additional 10,000 Common Shares subject to options that are exercisable within 60 days.

 (6) Includes 1,127 Common Shares held in trust for the benefit of one of Mr. Carson's daughters. Mr. Carson disclaims beneficial ownership of these shares. Also includes 50,000 Common Shares held in the Carson Family Charitable Trust, with regard to which Mr. Carson has voting and dispositive control as trustee. Mr. Carson has served as a director of STERIS from May 1996 through the 1997 Annual Meeting. Mr. Carson is not standing for re-election.

 (7) Includes 192,250 Common Shares subject to options that are exercisable within 60 days. Also includes 1,380 Common Shares held by the Keresman Family Trust, with regard to which Mr. Keresman has voting and dispositive control as trustee.

 (8) Includes 201,000 Common Shares subject to options that are exercisable within 60 days.

 (9) Common Shares owned by participants in the STERIS Corporation 401(k) Plan and Trust are reflected as of May 31, 1997, the most recent accounting available.

(10) Includes 35,625 Common Shares subject to options that are exercisable within 60 days.

(11) Includes 6,250 Common Shares subject to options that are exercisable within 60 days.

(12) Includes 1,250,125 Common Shares subject to options that are exercisable within 60 days.

     The following table presents information derived from Schedule 13-Gs filed with the Securities and Exchange Commission by persons beneficially owning more than five percent of the Company's Common Shares outstanding as of March 31, 1997.

                 NAME AND ADDRESS             AMOUNT AND NATURE OF
               OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP     PERCENT OF CLASS
        ----------------------------------    ---------------------    ----------------
        The Kaufmann Fund, Inc.               3,590,000 - Sole              10.57%
        140 E. 45th Street                    Voting & Dispositive
        43rd Floor                            Power
        New York, NY 10017


SECTION 16(A) Based on Company records and information, the Company BENEFICIAL OWNERSHIP believes that all Securities and Exchange Commission filing REPORTING COMPLIANCE requirements applicable to directors and executive officers under Section 16(a) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, were complied with.

BOARD OF          The following provides as to nominees and directors whose
DIRECTORS         terms of office will continue after the Annual Meeting, the principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended.

                    NOMINEES FOR TERMS EXPIRING AT THE ANNUAL
                      MEETING IN 1999 (CLASS I DIRECTORS)

     RAYMOND A. LANCASTER (age 51) joined the Company's Board of Directors in 1988. Since February 1995, Mr. Lancaster has held the position of Managing Partner of Kirtland Capital Partners II L.P., a middle market leveraged buy out partnership. From 1990 to 1994, Mr. Lancaster was Managing Director of Key Equity Capital Corporation, a wholly-owned subsidiary of KeyCorp.

     THOMAS J. MAGULSKI (age 53) joined the Company's Board of Directors in 1989. Mr. Magulski has served as President, Chief Operating Officer, and a member of the Board of Directors of VERSA Technologies, Inc. since December 1993. Mr. Magulski was President of Dover Partners, a consulting firm, from March 1992 to December 1993.

     J.B. RICHEY (age 60) joined the Company's Board of Directors in 1987. Since 1984, Mr. Richey has been Senior Vice President of Invacare Corporation, a provider of home healthcare medical equipment. Mr. Richey is also currently a member of the Boards of Directors of Invacare Corporation, Royal Appliance Manufacturing Company, and Unique Mobility, Inc.

                    CONTINUING DIRECTORS WHOSE TERMS EXPIRE
               AT THE ANNUAL MEETING IN 1998 (CLASS II DIRECTORS)

     JERRY E. ROBERTSON (age 64) joined the Company's Board of Directors in 1994. Dr. Robertson retired from 3M Company in March 1994 where he most recently served (since 1986) as Executive Vice President, Life Sciences Sector and Corporate Services and as a member of the Board of Directors. Dr. Robertson is also currently a member of the Boards of Directors of Manor Care, Inc., Life Technologies, Inc., Haemonetics Corporation, Coherent, Inc., Cardinal Health, Inc., Medwave, Inc., Allianz Life Insurance Company of North America, and Choice Hotels International.

     FRANK E. SAMUEL, JR. (age 57) joined the Company's Board of Directors in 1992. Since February 1995, Mr. Samuel has been the President of Edison BioTechnology Center, a business formation organization for the State of Ohio in the biotechnology, biomedical devices, and medical software fields. From January 1990 to February 1995, Mr. Samuel was an independent healthcare industry consultant. From February 1984 through December 1989, Mr. Samuel was President of the Health Industry Manufacturers Association, a national trade association representing medical technology manufacturers. Mr. Samuel is also currently a member of the Boards of Directors of Protocol Systems, Inc. and Life Technologies, Inc.

     BILL R. SANFORD (age 53) has served as Chairman of the Board of Directors, President, and Chief Executive Officer of the Company since April 1, 1987.

     LOYAL W. WILSON (age 49) joined the Company's Board of Directors in 1987. Mr. Wilson has been a Managing Director of Primus Venture Partners, Inc. since its inception in 1983.

BOARD MEETINGS    During the fiscal year ended March 31, 1997, there were five
AND COMMITTEES    meetings of the Company's Board of Directors. The Company's
                  Board of Directors has a Compensation Committee and an Audit
                  Committee. The Compensation Committee makes recommendations concerning salaries and other compensation for employees of and consultants to the Company and administers the Company's stock option and equity compensation plans. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors. Messrs. Lancaster, Robertson, and Wilson are the current members of the Compensation Committee, and Messrs. Magulski, Richey, Samuel, and Carson are the current members of the Audit Committee. During the fiscal year ended March 31, 1997, there were three meetings of the Compensation Committee and one meeting of the Audit Committee. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and all committees on which the director served.

COMPENSATION OF   Shown below is information concerning the annual, long-term,
EXECUTIVE         and other compensation for services in all capacities to the
OFFICERS          Company for the fiscal years ended March 31, 1997, 1996, and
                  1995 of those persons who were, at March 31, 1997, (i) the chief executive officer and (ii) the four other most highly compensated executive officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                               ANNUAL             COMPENSATION
                                                            COMPENSATION             AWARDS
                                                        ---------------------     ------------
             PRINCIPAL POSITION                YEAR      SALARY      BONUS(1)      OPTIONS(2)
---------------------------------------------  ----     --------     --------     ------------
Bill R. Sanford..............................  1997     $321,101     $417,400        350,000
  Chairman of the Board, President,            1996      236,923      264,000         40,000
  and Chief Executive Officer                  1995      198,462      182,400         80,000

J. Lloyd Breedlove...........................  1997     $165,034     $150,251         50,000
  Senior Vice President                        1996      136,923      101,294         16,000
                                               1995      129,231       88,244         30,000
Michael A. Keresman, III.....................  1997     $160,241     $147,508         55,000
  Senior Vice President and                    1996      118,846       96,000         20,000
  Chief Financial Officer                      1995      103,846       65,913         30,000

Paul A. Zamecnik.............................  1997     $111,300     $ 73,154         12,500
  Vice President                               1996       86,346       55,809         10,000
                                               1995       77,500       44,910         10,000
David C. Dvorak(3)...........................  1997     $ 99,961     $ 47,154         25,000
  Vice President, General Counsel, and
     Secretary

---------------
(1) Amounts are those awarded under the Management Incentive Compensation Plan for the respective fiscal year.

(2) The number of Common Shares underlying options for the fiscal years ended 1996 and 1995 have been adjusted to reflect a 2-for-1 stock split by means of a 100% stock dividend on the Company's Common Shares that was effective August 24, 1995.

(3) Mr. Dvorak joined the Company as Vice President, General Counsel, and Secretary in June 1996. The table reflects all compensation earned by Mr. Dvorak as an executive officer during the fiscal year ended March 31, 1997. Prior to becoming an executive officer, Mr. Dvorak practiced law with Thompson Hine & Flory LLP from 1994 to 1996, and with Jones, Day, Reavis & Pogue from 1991 to 1994.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Officers, the exercise of options to purchase the Company's Common Shares during the fiscal year ended March 31, 1997, and the year-end value of unexercised options to purchase the Company's Common Shares granted in the last fiscal year and in prior years and held by the Named Officers at March 31, 1997. Except as noted below, all Options were granted to the Named Officers under either the Company's 1987 Amended and Restated Nonqualified Stock Option Plan or the Company's 1994 Equity Compensation Plan.

                                                                                               VALUE OF
                                                                                              UNEXERCISED
                                                                            NUMBER OF        IN-THE-MONEY
                                                                           UNEXERCISED          OPTIONS
                                        NUMBER OF                          OPTIONS AT          AT FISCAL
                                          SHARES                         FISCAL YEAR-END      YEAR-END(2)
                                         ACQUIRED           VALUE         EXERCISABLE/       EXERCISABLE/
                NAME                   ON EXERCISE       REALIZED(1)      UNEXERCISABLE      UNEXERCISABLE
------------------------------------  --------------     -----------     ---------------     -------------
Bill R. Sanford.....................      186,500(3)     $ 4,600,330         1,003,500/       $12,158,107/
                                                                               583,500            705,000
J. Lloyd Breedlove..................           --                 --           187,000/       $ 3,821,063/
                                                                                87,000            435,813
Michael A. Keresman, III............       12,000            359,252           163,500/       $ 3,177,603/
                                                                                97,500            493,438
Paul A. Zamecnik....................           --                 --            22,500/       $   332,813/
                                                                                30,000            191,563
David C. Dvorak.....................           --                 --                 0/       $         0/
                                                                                25,000                  0

---------------

(1) Excess of market price on date of exercise over exercise price.

(2) Excess of $24.375(market price at fiscal year-end) over exercise price.

(3) Granted in 1987 under a separate option agreement with Mr. Sanford.

OPTION GRANTS DURING LAST FISCAL YEAR

     The following table sets forth information with respect to the stock options granted to the Named Officers pursuant to the Company's 1994 Equity Compensation Plan during the fiscal year ended March 31, 1997.

                                                                                  POTENTIAL REALIZABLE
                                       % OF TOTAL                                   VALUE AT ASSUMED
                                        OPTIONS                                      RATES OF STOCK
                                       GRANTED TO   EXERCISE                     APPRECIATION OVER TEN
                                       EMPLOYEES     PRICE                          YEAR OPTION TERM
                           OPTIONS     IN FISCAL      PER        EXPIRATION     ------------------------
          NAME            GRANTED(1)      YEAR       SHARE          DATE            5%           10%
------------------------  ----------   ----------   --------   ---------------  ----------   -----------
Mr. Sanford.............    350,000       51.85%    $26.6875   August 8, 2006   $5,937,448   $15,083,462
Mr. Breedlove...........     50,000        7.41%    $26.6875   August 8, 2006      848,207     2,154,780
Mr. Keresman............     55,000        8.15%    $26.6875   August 8, 2006      933,027     2,370,258
Mr. Zamecnik............     12,500        1.85%    $26.6875   August 8, 2006      212,052       538,695
Mr. Dvorak..............     25,000        3.70%    $26.6875   August 8, 2006      424,103     1,077,390

---------------

(1) All of these options were granted as nonqualified stock options on July 8, 1996 under the STERIS Corporation 1994 Equity Compensation Plan. In general, options granted under the 1994 Equity Compensation Plan have and will vest in equal annual increments over a four-year period from the date of grant.

     Effective February 28, 1997, the Company made a loan to Mr. Sanford in the amount of $1,693,297.69 in connection with the exercise by Mr. Sanford of options for 186,500 STERIS Common Shares that had been granted to Mr. Sanford in 1987 at the inception of his employment with STERIS. The options, if not exercised, would have expired on April 2, 1997. The Compensation Committee authorized the loan in view of its determination that it was in STERIS's best interests to promote the ownership of Common Shares by management, in this instance by enabling Mr. Sanford to exercise the options and hold all of the shares received upon that exercise without the need to immediately sell the shares or a major portion thereof to satisfy the substantial tax liability incurred in connection with the exercise. The loan is evidenced by a full recourse promissory note, bears interest at the rate of 6.38% per annum, and is repayable in a lump sum on or before February 28, 2002. In addition, if and when Mr. Sanford sells of any of the 186,500 STERIS Common Shares acquired upon the exercise of the options, he is required to retire a proportionate part of the principal and interest remaining due on the note.

BOARD             Each director who is not an employee of the Company is paid a
COMPENSATION      retainer of $12,000 per year plus $1,000 for each Board
                  meeting attended in excess of four meetings per year and $500 for each committee meeting attended in excess of two committee meetings per year. Under the Directors Plan, $7,000 of the annual retainer is paid in Restricted Common Shares and each director automatically receives a stock option for 5,000 of the Company's Common Shares at the beginning of each year of service on the Board. The Restricted Common Shares are subject to forfeiture if the director does not serve for a full year following grant of those shares. All directors are reimbursed for certain expenses in connection with attendance at Board and committee meetings.

REPORT OF         The Board of Directors of the Company has delegated to the
COMPENSATION      Compensation Committee responsibility for determining
COMMITTEE         executive compensation. The Committee is comprised of three independent nonemployee directors who have no interlocking relationships with the Company as defined by the Securities and Exchange Commission.


     The Company has adopted, and the Compensation Committee has approved, a compensation policy for executives under which a significant portion of current compensation during each fiscal year is linked directly to the Company's performance in that year and a significant portion of total compensation is provided in the form of stock options, thereby linking total compensation to the long-term performance of the Company's Common Shares.

     The Compensation Committee has determined that this compensation policy will better enable the Company to attract and retain qualified individuals as executives and to motivate those individuals to perform to their highest abilities and work toward the achievement of annual performance goals that will increase shareholder value.

     The Company's Management Incentive Compensation Plan provides for payment of bonuses to participants if the Company achieves certain pre-tax income and net revenue objectives set by the Board of Directors. For fiscal 1997, the Plan provided for target potential bonuses equal to from 20% to 100% of a participant's base salary with provision for actual payouts at from 80% to 120% of target levels depending upon attainment of plan objectives. Based upon the extent to which the Company achieved the pre-tax income and net revenue objectives set by the Board of Directors for fiscal 1997 (as amended to take into account certain one-time effects of the integration of the operations of AMSCO International, Inc. into the Company), bonuses were paid at target levels under the Management Incentive Compensation Plan to all executive officers. In addition, the Compensation Committee recommended, and the entire Board of Directors unanimously approved, a one-time double quarterly bonus for the second quarter of fiscal 1997 (ending September 30, 1996) payable to participants who were STERIS Associates before the AMSCO merger in recognition of their collective contributions to the consummation of that merger.

     Effective July 1, 1996, in conjunction with a general adjustment of base salaries of all executive officers undertaken in connection with the integration of AMSCO with and into the operations of the Company, the Compensation Committee set Mr. Sanford's base salary at $350,000 per annum. The Compensation Committee determined that this level of base salary was appropriate in view of the primary role played by Mr. Sanford in the management of the Company, the financial performance of the Company through that date, and the increased duties and responsibilities Mr. Sanford has assumed as a result of the AMSCO merger. For fiscal 1997, based upon the extent to which the Company achieved the pre-tax income and net revenue objectives set by the Board of Directors for that year for purposes of the Management Incentive Compensation Plan and taking into account the one-time double quarterly bonus for the second quarter of fiscal 1997, Mr. Sanford was paid a bonus of $417,400.

     The Compensation Committee has developed a practice of considering the grant of options to key employees each year and has followed this practice in the case of Mr. Sanford. On July 8, 1996, in accordance with that practice and in recognition of Mr. Sanford's extraordinary efforts and success in positioning the Company to allow it to acquire the much larger AMSCO by merger, the Compensation Committee granted to Mr. Sanford a nonqualified stock option to purchase 350,000 Common Shares at the then current market price of $26.6875 per share. The Compensation Committee believes that both this most recent grant and the general practice of granting annual options to Mr. Sanford are appropriate in recognition of the continuing performance of the Company under his direction and as an additional incentive for continuing efforts by Mr. Sanford to enhance the value of the Company's Common Shares.

     It is the judgment of the Compensation Committee that the compensation program described above and the levels of compensation paid to executive officers of the Company during fiscal 1997 are appropriate based on the performance of the Company and its executive officers and the need to provide competitive levels of compensation to retain and to motivate those executives to continue providing services to the Company.

                                          Compensation Committee
                                          Board of Directors
                                            Raymond A. Lancaster
                                            Jerry E. Robertson
                                            Loyal W. Wilson

                            STOCK PERFORMANCE GRAPH

     The following graph shows the cumulative performance for STERIS Corporation's Common Shares over the last fifty-seven months compared with the performance of the NASDAQ Stock Market-US Index and the NASDAQ Health Services Index.

     The graph assumes $100 invested in the Company's Common Shares as of June 1, 1992, the date of the Company's Initial Public Offering, and $100 invested in the NASDAQ Stock Market-US Index and the NASDAQ Health Services Index as of May 31, 1992. The performance shown is not necessarily indicative of future performance.

                COMPARISON OF 57 MONTH CUMULATIVE TOTAL RETURN*
         AMONG STERIS CORPORATION, THE NASDAQ STOCK MARKET - US INDEX,
                      AND THE NASDAQ HEALTH SERVICES INDEX


                                    DOLLARS

                          6/01/92    3/93    3/94      3/95      3/96      3/97
Steris Corporation        100        232     336       571       857       696
NASDAQ Health Services    100        102     134       155       187       168
NASDAQ Stock Market-US    100        119     128       142       193       215

*$100 INVESTED ON 6/01/92 IN STOCK OR ON 5/31/92 IN INDEX-INCLUDING
 REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING MARCH 31.

1998              The deadline for shareholders to submit proposals to be
SHAREHOLDER       considered for inclusion in the Proxy Statement for the 1998
PROPOSALS         Annual Meeting of Shareholders is expected to be February 20,
                  1998. In the event, however, that the date of the 1998 Annual
                  Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the
Company a reasonable time before the solicitation in connection with the meeting is made.

INDEPENDENT       Ernst & Young has been appointed as the Company's independent
AUDITOR           auditor for the fiscal year ending March 31, 1998, pursuant to the recommendations of the Audit Committee of the Board of Directors. A representative of Ernst & Young is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and to answer appropriate questions with respect to that firm's audit of the Company's financial statements and records for the fiscal year ended March 31, 1997.

ANNUAL            The integrated Annual Report and Form 10-K of the Company for
REPORT            the fiscal year ended March 31, 1997, which includes financial statements for the Company for the fiscal year then ended, is being mailed to each shareholder of record with this Proxy
Statement.


                                         By Order of the Board of Directors

                                         /s/ David C. Dvorak

                                         DAVID C. DVORAK
                                         Secretary

June 20, 1997

                                                                       EXHIBIT A

                               STERIS CORPORATION
                             1997 STOCK OPTION PLAN

     1. Purpose. The purpose of this Plan is to provide to key Employees and to Directors a proprietary interest in the Company and to thereby stimulate their interest in the development and financial success of the Company. To achieve these purposes, the Company may grant Options to selected Employees and Directors, all in accordance with the terms and conditions hereinafter set forth. Capitalized terms used in this Plan have the meanings ascribed to them in
Section 22, the last section hereof.

     2. Administration.

     2.1 Administrator. The Plan shall be administered by the Committee, which shall consist of three or more Directors appointed from time to time by the Board of Directors. Unless the Board of Directors determines otherwise, the Committee shall be comprised solely of individuals who are "outside directors" within the meaning of Section 162(m) of the Code and are "non-employee" directors within the meaning of SEC Rule 16b-3. The Board of Directors may, in its discretion, delegate to a committee or subcommittee of the Board of Directors that does not meet the requirements set forth in the immediately preceding sentence any or all of the authority and responsibility of the Committee with respect to awards of Options to Participants who are not Section 16 Persons or "covered employees" for purposes of Section 162(m) of the Code at the time any such delegated authority or responsibility is exercised. Such other committee or subcommittee may consist of three or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board of Directors has delegated to such other committee or subcommittee the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to such other committee or subcommittee.

     2.2 Administrative Powers. The Committee shall have authority, subject to the terms of the Plan, (a) to determine the Employees and Directors who are eligible to receive Options under the Plan and the type, size, and terms of Options to be granted to any Participant, the time or times at which Options shall be exercisable or at which restrictions, conditions, and contingencies shall lapse, and the terms and provisions of the instruments by which Options shall be evidenced, (b) to establish any other restrictions, conditions, and contingencies on Options in addition to those prescribed by the Plan, (c) to interpret the Plan, and (d) to make all determinations necessary for the administration of the Plan. The construction and interpretation by the Committee of any provision of the Plan or any Option delivered pursuant to the Plan and any determination by the Committee pursuant to any provision of the Plan or any Option Instrument shall be final and conclusive. No member or alternate member of the Committee shall be liable for any such action or determination made in good faith. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee and the Committee may delegate to one or more employees, agents, or officers of the Company, or to one or more third party consultants, accountants, lawyers, or other advisors, such ministerial duties related to the operation of the Plan as it may deem appropriate.

     3. Eligibility. Options may be granted to any Employee or Director selected by the Committee in its sole discretion.

     4. Common Shares Subject to the Plan.

     4.1 Maximum Number in the Aggregate. Subject to Section 4.3, the total number of Common Shares as to which Options may be granted under the Plan as of the date on which the Plan is approved by the shareholders of the Company shall be equal to one percent (1%) of the total number of Common Shares outstanding as of June 13, 1997 (the "Record Date"). Thereafter, on each January 1 occurring during the term of the Plan through and including (but not after) January 1, 2001, the number of Common Shares remaining available as to which Options may be granted under the Plan shall be increased by an additional one percent (1%) of the total number of Common Shares outstanding as of the Record Date (with the effect that the maximum number of Common Shares authorized under the Plan will not exceed five percent (5%) of the total number of Common Shares outstanding as of the Record Date), provided, however, that the maximum number of Common Shares remaining available for grants as of any January 1, taking into account the additional one percent (1%) added as of that January 1, shall not exceed three percent (3%) of the total number of Common Shares outstanding as of the Record Date. Common Shares issued and distributed to Employees in connection with Options granted under the Plan may be authorized and unissued Common Shares, treasury Common Shares, or Common Shares acquired on the open market specifically for distribution under the Plan, as the Board of Directors may from time to time determine. Notwithstanding any other provision of the Plan, but subject to adjustment under Section 10, the maximum number of Common Shares that may be issued under the Plan pursuant to Incentive Stock Options shall be 500,000 Common Shares.

     4.2 Maximum Number -- Per Participant. Subject to adjustment under Section 10, the maximum number of Options that may be granted to any particular Participant in any calendar year during any part of which the Plan is in effect shall be 500,000 Common Shares.

     4.3 Charging of Shares. Common Shares subject to Options that are forfeited, terminated, or canceled without having been exercised will again be available for grant under the Plan, without reducing the number of Common Shares available in any calendar year for grant of Options.

     5. Options.

     5.1 Types of Options. Options granted may be Incentive Stock Options or Nonqualified Options, as the Committee may determine at the time of grant. The Option Instrument pursuant to which any Incentive Stock Option is granted shall specify that the Option granted thereby shall be treated as an Incentive Stock Option. The Option Instrument pursuant to which any Nonqualified Option is granted shall specify that the Option granted thereby shall not be treated as an Incentive Stock Option.

     5.2 Date of Grant of Options. The day on which the Committee authorizes the grant of an Incentive Stock Option shall be the date on which that Option is granted. The day on which the Committee authorizes the grant of a Nonqualified Option shall be considered the date on which that Option is granted, unless the Committee specifies a later date.

     5.3 Exercise Price. The Exercise Price under any Option shall be not less than the Fair Market Value of the Common Shares subject to the Option on the date the Option is granted.

     5.4 Option Expiration Date. The Option Expiration Date under any Incentive Stock Option shall not be later than ten years from the date on which the Option is granted. The Option Expiration Date under any Nonqualified Option shall not be later than ten years and one month from the date on which the Option is granted.

     6. Exercise of Options.

     6.1 Service Requirement. Except as otherwise provided in Section 7, an Option may be exercised only while the Participant to whom the Option was granted is in the employ of the Company or of a Subsidiary (or, in the case of a Participant who is a nonemployee Director of the Company, while the Participant remains a Director).

     6.2 Vesting Schedule.  Subject to the service requirement set forth in
Section 6.1, and unless otherwise specified by the Committee in the relevant Option Instrument, each Option shall first become exercisable to the extent of:

          (a) from and after the first anniversary date of the Option Instrument, 25% of the Common Shares subject to the Option;

          (b) from and after the second anniversary date of the Option Instrument, an additional 25% of the Common Shares subject to the Option;

          (c) from and after the third anniversary date of the Option Instrument, an additional 25% of the Common Shares subject to the Option; and

          (d) from and after the fourth anniversary date of the Option Instrument, the remaining 25% of the Common Shares subject to the Option.

     If, by reason of the application of Section 7, an Option may be exercised at a time when a Participant is no longer in the service of the Company, and, on the Service Termination Date, the Participant held any Options that were not then otherwise fully exercisable, each such Option shall be exercisable as of the Service Termination Date (i) to the extent that it was exercisable pursuant to the foregoing schedule plus (ii) to the extent of an additional percentage determined by multiplying 25% by a fraction the numerator of which is the number of days between the Service Termination Date and the immediately preceding anniversary date of the Participant's Option Instrument (or, if no anniversary date has occurred, the numerator will be the number of days between the Service Termination Date and the date of the grant of the Option) and the denominator of which is 365. Once any portion of an Option becomes exercisable, that portion shall remain exercisable until expiration or termination of the Option. A Participant to whom an Option is granted may exercise the Option from time to time, in whole or in part, up to the total number of Common Shares with respect to which the Option is then exercisable, except that no fraction of a Common Share may be purchased upon the exercise of any Option.

     6.3 Procedure for Exercise. A Participant electing to exercise an Option shall deliver to the Company (a) the Exercise Price payable in accordance with
Section 6.4 and (b) written notice of the election that states the number of whole Common Shares with respect to which the Participant is exercising the Option.

     6.4 Payment For Common Shares. Upon exercise of an Option by a Participant, the Exercise Price shall be payable by the Participant in cash or in such other form of consideration as the Committee determines may be accepted, including, without limitation, (a) by delivery by the Participant (with the written notice of election to exercise) of irrevocable instructions to a broker registered under the 1934 Act to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price, (b) in Common Shares (including through an attestation procedure) or other property surrendered to the Company,
(c) by the surrender of all or part of the Option being exercised, or (d) by a combination of the foregoing methods, as and to the extent permitted by the Committee. Property for purposes of this section shall include an obligation of the Company unless prohibited by applicable law. Common Shares surrendered in connection with the exercise of an Option shall be valued at their Fair Market Value on the date of exercise. Any other property so surrendered shall be valued at its fair market value on any reasonable basis established or approved by the Committee. Any Common Shares surrendered to the Company in connection with the exercise of an Option (including by attestation) will again be available for grant under the Plan, without reducing the number of Common Shares otherwise available in any calendar year for grant of Options.

      7. Termination of Service. After a Participant's Service Termination Date, the rules set forth in this Section 7 shall apply. All factual determinations with respect to the termination of a Participant's employment or service as a Director, as the case may be, that may be relevant under this
Section 7 shall be made by the Committee in its sole discretion.

      7.1 Termination Other Than Upon Death or Disability or for Cause. Upon any termination of a Participant's service for any reason other than the Participant's disability or death or the Participant's termination for Cause, unless otherwise provided in the relevant Option Instrument, the Participant shall have the right, during the period ending three months after the Service Termination Date, but not later than the Option Expiration Date, to exercise any Options that were outstanding on the Service Termination Date, if and to the same extent as those Options were exercisable by the Participant on the Service Termination Date.

      7.2 Termination Due To Disability. Upon any termination of a Participant's service due to disability, unless otherwise provided in the relevant Option Instrument, the Participant, or the Participant's Representative, shall have the right to exercise, from time to time during the period ending one year after the Service Termination Date, but not later than the Option Expiration Date, any Options that were outstanding on the Service Termination Date, if and to the same extent those Options were exercisable by the Participant on the Service Termination Date.

      7.3 Death of a Participant. Upon the death of a Participant while in the service of the Company or any Subsidiary as an Employee or in the service of the Company as a Director or within any of the periods referred to in either of Sections 7.1 or 7.2 during which any particular Option remains potentially exercisable, unless otherwise provided in the relevant Option Instrument (in which the Committee may specify a different period of extension of the Option Expiration Date in the event of the death of the Participant), (a) if the Option Expiration Date of any Nonqualified Option that had not expired before the Participant's death would otherwise expire before the first anniversary of the Participant's death, that Option Expiration Date shall automatically be extended to the first anniversary of the Participant's death and (b) unless otherwise provided in the relevant Option Instrument, all Options held by the Participant at the date of the Participant's death shall become immediately exercisable in full and the Participant's Representative shall have the right to exercise any such Options from time to time during the period ending one year after the date of the Participant's death, but not later than the Option Expiration Date.

      7.4 Termination for Cause. Upon any termination of a Participant's service with the Company or a Subsidiary for Cause, all of the Participant's rights with respect to unexercised Options shall expire immediately before the Service Termination Date.

      8. Acceleration Upon Change of Control. Unless otherwise specified in the relevant Option Instrument, upon the occurrence of a Change of Control of the Company, each Option theretofore granted to any Participant that then remains outstanding shall become immediately exercisable in full.

      9. Transferability. Unless otherwise determined by the Committee, no Option may be transferred other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p)(1)(B) of the Code) that satisfies the requirements of Section 414(p)(1)(A) of the Code. During a Participant's lifetime, only the Participant (or in the case of incapacity of a Participant, the Participant's attorney in fact or legal guardian) may exercise any Option.

     10. Adjustment Upon Changes in Common Shares. In the event of any stock dividend, stock split, or share combination of the Common Shares or any reclassification, recapitalization, merger, consolidation, other form of business combination, liquidation, or dissolution involving the Company or any spin-off or other distribution to shareholders of the Company (other than normal cash dividends), (a) the Committee shall make appropriate adjustments to the maximum number of Common Shares that may be issued under the Plan pursuant to
Section 4.1 and (b) the Committee shall adjust the number and kind of shares subject to, the price per share under, and the terms and conditions of each then outstanding Option to the extent necessary and in such manner that the benefits of Participants under all then outstanding Options shall be maintained substantially as before the occurrence of such event. Any adjustment so made by the Committee shall be conclusive and binding for all purposes of the Plan as of such date as the Committee may determine.

     11. Purchase For Investment. Each person acquiring Common Shares pursuant to an Option may be required by the Company to furnish a representation that he or she is acquiring the Common Shares so acquired as an investment and not with a view to distribution thereof if the Company, in its sole discretion, determines that such representation is required to insure that a resale or other disposition of the Common Shares would not involve a violation of the Securities Act of 1933, as amended, or of applicable blue sky laws. Any investment representation so furnished shall no longer be applicable at any time such representation is no longer necessary for such purposes.

     12. Withholding of Taxes. The Company will withhold from any payments of cash made pursuant to the Plan such amount as is necessary to satisfy all applicable federal, state, and local withholding tax obligations. The Committee may, in its discretion and subject to such rules as the Committee may adopt from time to time, permit or require a Participant to satisfy, in whole or in part, any withholding tax obligation that may arise in connection with the grant of an Option, the lapse of any restrictions with respect to an Option, the acquisition of Common Shares pursuant to any Option, or the disposition of any Common Shares received pursuant to any Option by such means as the Committee may determine including, without limitation, by having the Company hold back some portion of the Common Shares that would otherwise be delivered pursuant to the Option or by delivering to the Company an amount equal to the withholding tax obligation arising with respect to such grant, lapse, acquisition, or disposition in (a) cash, (b) Common Shares, or (c) such combination of cash and Common Shares as the Committee may determine. The Fair Market Value of the Common Shares to be so held back by the Company or delivered by the Participant shall be determined as of the date on which the obligation to withhold first arose. The Company may apply the provisions of this Section 12 based upon generally applicable withholding rates and without regard to any statutory minimum rate applicable to special payments.

     13. Options in Substitution for Options Granted by Other
Companies. Options, whether Incentive Stock Options or Nonqualified Options, may be granted under the Plan in substitution for options held by employees of a company who become Employees of the Company or a Subsidiary as a result of the merger or consolidation of the employer company with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employer company, or the acquisition by the Company or a Subsidiary of stock of the employer company as a result of which it becomes a Subsidiary. The terms, provisions, and benefits of the substitute Options so granted may vary from the terms, provisions, and benefits set forth in or authorized by the Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the terms, provisions, and benefits of the options in substitution for which they are granted.

     14. Legal Requirements. No Options shall be granted and the Company shall have no obligation to make any payment under the Plan, whether in Common Shares, cash, or any combination thereof, except in compliance with all applicable Federal and state laws and regulations, including, without limitation, the Code and Federal and state securities laws.

     15. Effective Date and Termination of the Plan. The Plan shall become effective and shall be deemed to have been adopted on the date on which it is approved by the shareholders of the Company and shall remain in effect thereafter through April 23, 2007, unless earlier terminated by the Board of Directors of the Company. In no event shall an Incentive Stock Option be granted under the Plan more than ten years from the date the Plan is adopted by the Board of Directors, or the date the Plan is approved by the shareholders of the Company, whichever is earlier. No termination of the Plan shall adversely affect the rights of any Participant with respect to any Option granted before the effective date of the termination.

     16. Amendments. Subject to any applicable shareholder approval requirements of applicable law or the rules of the registered national securities association through whose inter-dealer quotation system the Common Shares are quoted, the Board of Directors, or a duly authorized committee thereof, may alter or amend the Plan from time to time prior to its termination in any manner the Board of Directors, or such duly authorized committee, may deem to be in the best interests of the Company and its shareholders, except that, without shareholder approval, no amendment shall increase the aggregate number of shares that may be issued under Incentive Stock Options under the Plan. The Committee shall have the authority to amend the terms and conditions applicable to outstanding Options (a) in any case where expressly permitted by the terms of the Plan or of the relevant Option Instrument or (b) in any other case with the consent of the Participant to whom the Option was granted. Except as expressly provided in the Plan or in the Option Instrument evidencing the Option, the Committee may not, without the consent of the holder of an Option granted under the Plan, amend the terms and conditions applicable to that Option in a manner adverse to the interests of the Participant.

     17. Plan Noncontractual. Nothing herein contained shall be construed as a commitment to or agreement with any person employed by the Company or a Subsidiary or serving as a Director of the Company to continue such person's employment or service as a Director with the Company or the Subsidiary, and nothing herein contained shall be construed as a commitment or agreement on the part of the Company or any Subsidiary to continue the employment, other service, or the annual rate of compensation of any such person for any period. All Employees shall remain subject to discharge and all Directors shall remain subject to removal to the same extent as if the Plan had never been put into effect.

     18. Claims of Other Persons. The provisions of the Plan shall in no event be construed as giving any person, firm, or corporation any legal or equitable right against the Company or any Subsidiary, their officers, employees, agents, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

     19. Absence of Liability. No member of the Board of Directors of the Company or a Subsidiary, of the Committee, of any other committee of the Board of Directors, or any officer or Employee of the Company or a Subsidiary shall be liable for any act or action under the Plan, whether of commission or omission, taken by any other member, or by any officer, agent, or Employee, or, except in circumstances involving his or her bad faith or willful misconduct, for anything done or omitted to be done by himself or herself.

     20. Severability. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

     21. Governing Law. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

     22. Definitions.

     22.1 1934 Act. The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

     22.2 Board of Directors. The term "Board of Directors" means the Board of Directors of the Company.

     22.3 Cause. The Company shall be deemed to have "Cause" for the termination of an Employee's employment if the Employee has committed any act or series of acts determined by the Committee (in a determination made either before or after the Service Termination Date) to warrant discharge from employment, including, without limitation, any act of theft or dishonesty in connection with the Employee's employment with the Company, any unauthorized disclosure of confidential information belonging to the Company, or other similar action.

     22.4 Change of Control. A "Change of Control" shall be deemed to have occurred if at any time or from time to time after the date of adoption of the
Plan:

          (a) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report), each as adopted under the 1934 Act, disclosing the acquisition of 25% or more of the voting stock of the Company in a transaction or series of transactions by any person (as the term "person" is used in Section 13(d) and Section 14(d)(2) of the 1934
     Act),

          (b) during any period of 730 consecutive days or less, individuals who at the beginning of such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof unless the election of each new Director of the Company was approved or recommended by the vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period,

          (c) the Company merges with or into or consolidates with another corporation following approval of the shareholders of the Company of such merger or consolidation and, after giving effect to such merger or consolidation, less than fifty percent (50%) of the then outstanding voting securities of the surviving or resulting corporation represent or were issued in exchange for voting securities of the Company outstanding immediately prior to such merger or consolidation,

          (d) there is a sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company following approval of the shareholders of the Company of such transaction or series of transactions, or

          (e) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

     22.5 Code. The term "Code" means the Internal Revenue Code of 1986, as amended.

     22.6 Committee. The term "Committee" means the Compensation Committee of the Board of Directors or such other committee or subcommittee designated by the Board of Directors to administer the Plan.

     22.7 Common Shares. The term "Common Shares" means common shares of the Company without par value.

     22.8 Company. The term "Company" means STERIS Corporation and its successors, including the surviving or resulting corporation of any merger of STERIS Corporation with or into, or any consolidation of STERIS Corporation with, any other corporation or corporations.

     22.9 Director. The term "Director" means any member of the Board of Directors.

     22.10 Disability. A Participant shall be deemed to have suffered a "Disability" if and only if (a) the Participant has established to the satisfaction of the Committee that the Participant is unable to perform the Participant's normal duties and responsibilities with the Company by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, all within the meaning of Section 22(e)(3) of the Code and (b) the Participant has satisfied any other requirement that may be imposed by the Committee.

     22.11 Employee. The term "Employee" means any individual employed by the Company or by any Subsidiary.

     22.12 Exercise Price. The term "Exercise Price" with respect to an Option means the price specified in the Option at which the Common Shares subject to the Option may be purchased by the holder of the Option.

     22.13 Fair Market Value. Except as otherwise determined by the Committee, the term "Fair Market Value" with respect to Common Shares means the closing sales price of the Common Shares as reported on the national securities exchange on which the Common Shares are traded, or, if applicable, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, on the date for which the determination of fair market value is made or, if there are no sales of Common Shares on that date, then on the next preceding date on which there were any sales of Common Shares. If the Common Shares are not or cease to be traded on a national securities exchange or on the NASDAQ National Market, the "Fair Market Value" of Common Shares shall be determined in the manner prescribed by the Committee.

     22.14 Incentive Stock Option. The term "Incentive Stock Option" means an Option intended by the Committee to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     22.15 Nonqualified Option. The term "Nonqualified Option" means an Option intended by the Committee not to qualify as an "incentive stock option" under
Section 422 of the Code.

     22.16 Option. The term "Option" means an award entitling the holder thereof to purchase a specified number of Common Shares at a specified price during a specified period of time.

     22.17 Option Expiration Date. The term "Option Expiration Date" with respect to any Option means the date selected by the Committee after which the Option may not be exercised, except as provided in Section 7.3 in the case of the death of the Participant to whom the option was granted.

     22.18 Option Instrument. The term "Option Instrument" means a written instrument evidencing an Option in such form and with such provisions as the Committee may prescribe. Each Option Instrument shall provide that acceptance of the Option Instrument by an Employee constitutes agreement to the terms of the Option evidenced thereby.

     22.19 Participant. The term "Participant" means any Director or Employee selected by the Committee to receive one or more Options under the Plan.

     22.20 Participant's Representative.  The term "Participant's
Representative" means, (a) in the case of a deceased Participant, the Participant's executor or administrator or the person or persons to whom the Participant's rights under any award are transferred by will or the laws of descent and distribution and (b) in the case of a disabled or incapacitated Participant, the Participant's attorney in fact or legal guardian.

     22.21 Plan. The term "Plan" means this STERIS Corporation 1997 Stock Option Plan as from time to time hereafter amended in accordance with Section 16 hereof.

     22.22 SEC Rule 16b-3. The term "SEC Rule 16b-3" means Rule 16b-3 or any successor provision under the 1934 Act.

     22.23 Section 16 Person. The term "Section 16 Person" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

     22.24 Service Termination Date. The term "Service Termination Date" with respect to an Employee means the first date on which the Employee is no longer employed by the Company or any Subsidiary and with respect to a Director means the first date on which the Director ceases to be a Director of the Company.

     22.25 Subsidiary. The term "Subsidiary" means any corporation, partnership, joint venture, or other business entity in which the Company owns, directly or indirectly, 50 percent (50%) or more of the total combined voting power of all classes of stock (in the case of a corporation) or other ownership interests (in the case of any entity other than a corporation).

PROXY                                                                      PROXY

                               STERIS CORPORATION
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 1997
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

At the Annual Meeting of Shareholders of the Company to be held on July 24, 1997, and at any adjournment thereof, Bill R. Sanford, Raymond A. Lancaster, and Loyal W. Wilson, and each of them, with full power of substitution in each (the "Proxies"), are hereby authorized to represent me and to vote my shares on the following:

Electing directors of a class to serve for a two-year term of office expiring at the Company's 1999 Annual Meeting of Shareholders ("Class I" Directors). The nominees of the Board of Directors for Class I are: Raymond A. Lancaster, Thomas
J. Magulski, and J.B. Richey.

Approving the STERIS Corporation 1997 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS TO ELECT AS CLASS I DIRECTORS THE NOMINEES LISTED ABOVE AND TO APPROVE THE STERIS CORPORATION 1997 STOCK OPTION PLAN.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT AS CLASS I DIRECTORS THE NOMINEES LISTED ABOVE AND TO APPROVE THE STERIS CORPORATION 1997 STOCK OPTION PLAN. SEE REVERSE SIDE.

                                                       (change of address)

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  (If you have written in the
                                                  above space, please mark the
                                                  corresponding box on the
                                                  reverse side.)

 ................................................................................

               *             FOLD AND DETACH HERE             *

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                               STERIS CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

                                           FOR    WITHHELD    FOR ALL
                                           ALL       ALL       EXCEPT

1. Election of Directors                   [ ]       [ ]        [ ]
   Director Nominees:
   ------------------

   Raymond A. Lancaster, Thomas J. Magulski, and J.B. Richey

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE
   ABOVE NOMINEES.

   ----------------------------------------
   Nominee Exception


                                           FOR    AGAINST   ABSTAIN

2. Approval of the STERIS Corporation      [ ]      [ ]       [ ]
   1997 Stock Option Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE STERIS CORPORATION 1997 STOCK OPTION PLAN.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof and matters incident to the conduct of the meeting.


 Change
   of
Address  [ ]

 Attend
Meeting  [ ]


Date:
______________________________, 1997


------------------------------------
Signature(s)


------------------------------------
Signature(s)

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

 ................................................................................

               *             FOLD AND DETACH HERE             *

          PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                                 DIRECTION FORM
                               STERIS CORPORATION
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 1997
    INSTRUCTIONS FOR VOTING SHARES HELD BY KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE UNDER THE STERIS CORPORATION 401(K) PLAN AND TRUST (THE "PLAN")

Pursuant to the Plan, I hereby direct Key Trust Company of Ohio, N.A., as Trustee, to vote in person or by proxy all Common Shares of the Company credited to my stock fund account under the Plan at the Annual Meeting of Shareholders of the Company to be held on July 24, 1997, and at any adjournment thereof, as specified, on all matters coming before said meeting.

Electing directors of a class to serve for a two-year term of office expiring at the Company's 1999 Annual Meeting of Shareholders ("Class I" Directors). The nominees of the Board of Directors for Class I are: Raymond A. Lancaster, Thomas
J. Magulski, and J.B. Richey.

Approving the STERIS Corporation 1997 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS TO ELECT AS CLASS I DIRECTORS THE NOMINEES LISTED ABOVE AND TO APPROVE THE STERIS CORPORATION 1997 STOCK OPTION PLAN.

IF THE TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS FOR VOTING, IT WILL VOTE THE SHARES CREDITED TO YOUR STOCK FUND ACCOUNT IN THE SAME PROPORTION AS IT VOTES THOSE SHARES WITH RESPECT TO WHICH IT DOES RECEIVE VOTING INSTRUCTIONS REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, APPROVAL OF THE STERIS CORPORATION 1997 STOCK OPTION PLAN, AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SEE REVERSE SIDE.

DIRECTION FORMS MUST ARRIVE AT THE OFFICES OF HARRIS TRUST AND SAVINGS BANK, THE TABULATING AGENT, NO LATER THAN 5:00 P.M. EASTERN DAYLIGHT-SAVING TIME ON JULY 18, 1997, FOR TABULATION.
                                                       (change of address)

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  (If you have written in the
                                                  above space, please mark the
                                                  corresponding box on the
                                                  reverse side.)

 ................................................................................

                 *           FOLD AND DETACH HERE           *

   PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                               STERIS CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

                                           FOR    WITHHELD    FOR ALL
                                           ALL       ALL       EXCEPT

1. Election of Directors                   [ ]       [ ]        [ ]
   Director Nominees:
   ------------------

   Raymond A. Lancaster, Thomas J. Magulski, and J.B. Richey

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE
   ABOVE NOMINEES.

   ----------------------------------------
   Nominee Exception


                                           FOR    AGAINST   ABSTAIN

2. Approval of the STERIS Corporation      [ ]      [ ]       [ ]
   1997 Stock Option Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE STERIS CORPORATION 1997 STOCK OPTION PLAN.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof and matters incident to the conduct of the meeting.


 Change
   of
Address  [ ]

 Attend
Meeting  [ ]


Date: ______________________________, 1997

------------------------------------
Signature(s)


------------------------------------
Signature(s)

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

 ................................................................................

            *                FOLD AND DETACH HERE                *

       PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                                 DIRECTION FORM
                               STERIS CORPORATION
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 1997
    INSTRUCTIONS FOR VOTING SHARES HELD BY PNC BANK, N.A., TRUSTEE UNDER THE
                AMSCO EMPLOYEES' RETIREMENT ACCOUNT (THE "PLAN")

Pursuant to the Plan, I hereby direct PNC Bank, N.A., as Trustee, to vote in person or by proxy all Common Shares of the Company credited to my stock fund account under the Plan at the Annual Meeting of Shareholders of the Company to be held on July 24, 1997, and at any adjournment thereof, as specified, on all matters coming before said meeting.

Electing directors of a class to serve for a two-year term of office expiring at the Company's 1999 Annual Meeting of Shareholders ("Class I" Directors). The nominees of the Board of Directors for Class I are: Raymond A. Lancaster, Thomas
J. Magulski, and J.B. Richey.

Approving the STERIS Corporation 1997 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS TO ELECT AS CLASS I DIRECTORS THE NOMINEES LISTED ABOVE AND TO APPROVE THE STERIS CORPORATION 1997 STOCK OPTION PLAN.

IF THE TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS FOR VOTING, IT WILL VOTE THE SHARES CREDITED TO YOUR STOCK FUND ACCOUNT AS DIRECTED BY THE ADMINISTRATIVE COMMITTEE OF THE PLAN REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, APPROVAL OF THE STERIS CORPORATION 1997 STOCK OPTION PLAN, AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SEE REVERSE SIDE.

DIRECTION FORMS MUST ARRIVE AT THE OFFICES OF HARRIS TRUST AND SAVINGS BANK, THE TABULATING AGENT, NO LATER THAN 5:00 P.M. EASTERN DAYLIGHT-SAVING TIME ON JULY 18, 1997, FOR TABULATION.
                                                       (change of address)

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  (If you have written in the
                                                  above space, please mark the
                                                  corresponding box on the
                                                  reverse side.)

 ................................................................................

                *           FOLD AND DETACH HERE            *

   PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                               STERIS CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

                                           FOR    WITHHELD    FOR ALL
                                           ALL       ALL       EXCEPT

1. Election of Directors                   [ ]       [ ]        [ ]
   Director Nominees:
   ------------------

   Raymond A. Lancaster, Thomas J. Magulski, and J.B. Richey

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE
   ABOVE NOMINEES.

   ----------------------------------------
   Nominee Exception


                                           FOR    AGAINST   ABSTAIN

2. Approval of the STERIS Corporation      [ ]      [ ]       [ ]
   1997 Stock Option Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE STERIS CORPORATION 1997 STOCK OPTION PLAN.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof and matters incident to the conduct of the meeting.


 Change
   of
Address  [ ]

 Attend
Meeting  [ ]


Date: ______________________________, 1997


------------------------------------
Signature(s)


------------------------------------
Signature(s)

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

 ................................................................................

                *            FOLD AND DETACH HERE            *

       PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY
                         USING THE ENCLOSED ENVELOPE.